NYSE American: PZG NOVEMBER 2017 Exhibit 99.1

This Presentation contains “forward-looking statements” within the meaning of applicable securities laws relating to Paramount Gold Nevada Corp. (“Paramount”, “we”, “us”, “our”, or the “Company”) which represent our current expectations or beliefs including, but not limited to, statements concerning our operations, performance, and financial condition. These statements by their nature involve substantial risks and uncertainties, credit losses, dependence on management and key personnel, variability of quarterly results, and our ability to continue growth. Statements in this presentation regarding planned drilling activities and any other statements about Paramount’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. For this purpose, any statements contained in this presentation that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “anticipate”, “intend”, “could”, “estimate”, or “continue” or the negative or other comparable terminology are intended to identify forward-looking statements. Other matters such as our growth strategy and competition are beyond our control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Cautionary Note to U.S. Investors - All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the Securities and Exchange Commission (“SEC”) Industry Guide 7. Canadian and Guide 7 standards are substantially different. The SEC permits mining companies, in their filings, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this document, such as "reserves," "resources," "geologic resources," "proven," "probable," "measured," "indicated," and "inferred," which are not recognized under Industry Guide 7. U.S. Investors should be aware that the issuer has no "reserves" as defined by Industry Guide 7 and are cautioned not to assume that any part or all of mineral resources will be confirmed or converted into Industry Guide 7 compliant "reserves". Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Industry Guide 7 "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. Mineral resources that are not mineral reserves do not have demonstrated economic viability. paramountnevada.com | NYSE American: PZG FORWARD LOOKING STATEMENTS

paramountnevada.com | @ParamountNV 1/1000 Gold Price Project Geo/Political Company

paramountnevada.com | NYSE American: PZG

paramountnevada.com | NYSE American: PZG PROJECT Grassroots Known Deposits

paramountnevada.com | NYSE American: PZG LOCATION

paramountnevada.com | NYSE American: PZG GRASSY MOUNTAIN EASTERN, OREGON

paramountnevada.com | @ParamountNV PERMITTING IN OREGON 1991 NEWMONT 1994 REFERENEDUM 2016 PARAMOUNT 1986 GRASSY MOUNTAIN

ROBUST PEA ECONOMICS paramountnevada.com | @ParamountNV *Source: July 2015 NI 43-101 Preliminary Economic Assessment completed by MMC Costs Post Tax Production/yr. $577/ oz (Cash Cost) 53K ozs Au 82K ozs Ag $880/ oz (AISC) NPV $72M IRR 27% Capital Underground Mine $120 M 1,000 tpd Mill 9yr. Mine life

GRASSY DEPOSIT

MINERALIZED MATERIAL (M&I) paramountnevada.com | @ParamountNV Tonnes (000’s) Au Grade (g/T) Au Ounces Ag Grade (g/T) Ag Ounces PEA UG Resource 3,245 5.32 504,000 8.92 843,200 PEA Open Pit Resource 65,447 0.62 1,149,000 2.16 4,133,300 Global Resource 68,693 0.82 1,653,000 2.25 4,976,500 5.32

paramountnevada.com | @ParamountNV KEY ECONOMIC DRIVERS 5.32g/T Au $200/T 95% Gold recovery

paramountnevada.com | @ParamountNV PRE FEASIBILITY STUDY Reduce Capex by $20 to 30 million Production Rate Trade-off analysis maximizing rate of return Convert M&I resources to reserves Necessary input for State permit application

paramountnevada.com | @ParamountNV FILED MINE PLAN OF OPERATION Deposit

EXPLORATION UPSIDE CONFIRMED BY HISTORICAL DRILLING Wally-Wood

paramountnevada.com | @ParamountNV EXPLORATION UPSIDE Grassy Wally - Wood

paramountnevada.com | NYSE American: PZG ADVANCING GRASSY BLM (EIS) State Permit Application Q3 2017 PFS Q1 2018 H12018 Exploration H1 2018

paramountnevada.com | @ParamountNV THE SLEEPER GOLD - NEVADA FORMER HIGH GRADE PRODUCER 1.7 MILLION OUNCES AVERAGE HEAD GRADE of approx. 7 g/t GOLD

THE SLEEPER GOLD PROJECT paramountnevada.com | @ParamountNV Tonnes (000’s) Gold Grade (g/T) Gold (000’s of ounces) Measured 209,464 0.35 2,354 Indicated 87,662 0.28 789 M&I 297,126 0.33 3,143 Inferred 148,844 0.31 1,488 Additional silver M&I resource of 29 M Ounces

PEA ECONOMICS paramountnevada.com | @ParamountNV Mining Costs NPV at 10% Production $529/ oz (Cash Cost) $869/ oz (AISC) IRR-20% Metal Prices $1,250 Au $16 Ag 83K ozs Ag 84K ozs Au $72 MILLION Capital Open Pit – HL Operation Au Recovery 73.6% $175 M 30,000 tpd 9yr. Mine life

paramountnevada.com | @ParamountNV EXPLORATION UPSIDE PZG now controls 2,500 unpatented lode mining claims 50,000 acres 20,000 hectares Newmont

paramountnevada.com | @ParamountNV SLEEPER: NEW TARGETS GRAVITY TARGETS Five Priority Targets along 17 km (>10 mi)

paramountnevada.com | NYSE American: PZG STRONG SHAREHOLDER BASE FCMI SEABRIDGE GOLD 30% MANAGEMENT

SUMMARY paramountnevada.com | @ParamountNV PROJECTS THAT WORK TODAY NEAR TERM PERMITTING CATALYST 5.1 MILLION OUNCES OF GOLD EQ. (M&I) EXCELLENT EXPLORATION POTENTIAL

paramountnevada.com | @ParamountNV NYSE American: PZG